Exhibit 5.1
                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Sponsors and Trustee of
Government Securities Income Fund--GNMA Series 1X, Defined Asset Funds

We consent to the use in this Post-Effective Amendment No. 1 to Registration Statement No. 33-56497 of our opinion dated January 24, 1996 appearing in the Prospectus, which is part of such Registration Statement, and to the reference to us under the heading 'Auditors' in such Prospectus.

DELOITTE & TOUCHE LLP
New York, N.Y.
February 7, 1996